America's Community Bankers
Community Bank Investor Conference

Common Stock: SCMF/www.smallenoughtocare.com

Southern Community FINANCIAL CORPORATION

November 1, 2007

FORWARD LOOKING STATEMENTS

This presentation may contain, in addition to historical information, various "forward-looking statements" that represent our judgment concerning the future and are subject to risks and uncertainties that could cause Southern Community's actual operating results and financial position to differ materially from those projected in the forward-looking statements. Such forward-looking statements can be identified by the use of forward looking terminology, such as "may," "will," "expect," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereof or comparable terminology. We caution that any such forward-looking statements are further qualified by important factors that could cause Southern Community's actual operating results and financial position to differ materially from the forward-looking statements, including without limitation considerations described in connection with specific forward looking statements. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation.

CORPORATE PROFILE

- Started November 18, 1996
- State chartered, Fed member and report to the SEC
- SCFC operates 22 banking offices in 9 NC counties
- 3rd largest Community Bank in NC – Consolidation opportunities
- Deposit share – #3 in Forsyth County
  #5 in Triad (Greensboro/High Point/Winston-Salem)
- Well capitalized

WHY INVEST IN SOUTHERN COMMUNITY?

- Competitive and driven for the long term
- Our people: Strong, entrepreneurial management team; committed employees
- Have built the infrastructure and capacity to support significant growth
- Strength of our commercial banking and construction team
- Strong credit culture/fundamentals
- Diverse, full-service financial institution; positioned to compete

SOUTHERN COMMUNITY SERVICES

- Full service retail and commercial banking
- Full service construction lending division
- Mezzanine financing
- Mortgage division
- Asset management, brokerage, trust
- Tax-free exchange
- Cash management/online services
- Lock box
- Courier

WHY INVEST IN SOUTHERN COMMUNITY?

- Strong reputation for service and community involvement (97% customer approval rating)
- Our culture: High-service standards and focus – *Heart for Service*
- Most experienced, competitive and deepest commercial/ construction departments in NC
- Vertically integrated commercial bank

BEST COMMERCIAL BANK IN NC

- Commercial Bank
  - Offer any type of business loan
  - Full cash management services
  - Small business banking
- Commercial Finance
  - Asset-based lending
  - Receivables purchasing and financing
  - Operate full-service lock box
- Small Business Investment Corporation
  - Venture capital – Mezzanine financing
  - Subordinated debt with warrants
  - Network/liaison to public markets

BRANCH NETWORK


ASHEVILLE
BUNCOMBE
WAKE
SURRY
STOKES
ROCKINGHAM
YADKIN
FORSYTH
GUILFORD
RALEIGH
GREENSBORO
IREDELL
WINSTON-SALEM
Headquarters
HIGH POINT
MOORESVILLE
CHARLOTTE

Southern Community
FINANCIAL CORPORATION

Common Stock: SCMF
www.smallenoughtocare.com

WE LIKE CALLING NC HOME

Southern Community is positioned in four of the most vibrant markets in fast-growing N.C.

PIEDMONT TRIAD REGION:
- Real estate hotbed for relocating companies
- Very low cost-of-living index
- Major international manufacturing and transportation hub
- Construction costs well below national average

RESEARCH TRIANGLE REGION:
- High wealth index
- Very high projected population growth
- High-tech workforce focus
- Very highly educated population



WEST REGION:
- High productivity rates, competitive labor costs
- Top tourism and retirement destination area
- Large labor pool
- Extremely competitive construction costs

CHARLOTTE METRO REGION:
- Population projections double the national average
- World headquarters of 9 Fortune 500 companies
- Morethan170,000newjobs created since 1990
- Home to 34 colleges and universities

Southern Community
FINANCIAL CORPORATION

Common Stock: SCMF
www.smallenoughtocare.com

POPULATION PROJECTIONS BY MARKET

COUNTY	2000	2030	Growth % 2000 to 2030
Alamance	130,794	194,787	48.93%
Buncombe (Asheville)	206,766	278,494	34.69%
Davidson	147,246	197,877	34.39%
Forsyth (Winston-Salem)	306,067	427,292	39.61%
Guilford (Greensboro)	421,408	588,886	39.86%
Iredell	122,660	223,818	82.47%
Mecklenburg (Charlotte)	695,370	1,296,741	86.48%
Rockingham	91,928	98,708	7.38%
Stokes	44,711	58,073	29.89%
Surry	71,216	88,514	24.29%
Wake (Raleigh)	627,866	1,367,176	117.75%
Yadkin	36,348	48,441	33.27%
TOTAL	**2,902,020**	**4,868,807**	**67.77%**



State of NC: 51.9%

NC Ranks #1 in migration growth and #6 in retiree growth in the US



Entire US: 28.9%

Southern Community
FINANCIAL CORPORATION

Common Stock: SCMF
www.smallenoughtocare.com

NC GROWTH PROJECTIONS


High Growth County
Medium Growth County
Low Growth County
County With Southern Community Branch

Based on Raymond James' Projected Economic Indicator Change '06-'11, which measures prospective wealth creation using changes in population and median household income

Southern Community FINANCIAL CORPORATION

Common Stock: SCMF
www.smallenoughtocare.com

MARKET SHARE – OUR MARKETS

2006 Rank	Institution	Type	2006 Number of Branches	2006 Total Deposits in Market ($000)	2006 Total Market Share (%)
1	Wachovia Corp. (NC)	Bank	109	11,887,694	28.55
2	BB&T Corp. (NC)	Bank	74	11,267,583	27.06
3	Bank of America Corp. (NC)	Bank	65	3,152,737	7.57
4	SunTrust Banks Inc. (GA)	Bank	76	2,847,762	6.84
5	First Citizens BancShares Inc. (NC)	Bank	73	2,686,550	6.45
6	Royal Bank of Canada	Bank	38	1,638,535	3.93
7	Southern Community Financial (NC)	Bank	22	985,173	2.37
8	Piedmont FS&LA (NC)	Bank	9	609,051	1.46
9	High Point Bank Corp. (NC)	Bank	8	501,573	1.20
10	FNB Financial Services Corp. (NC)	Bank	7	481,551	1.16
11	Fidelity Bancshares (NC) Inc. (NC)	Bank	29	456,905	1.10
12	Yadkin Valley Financial (NC)	Bank	11	450,803	1.08
13	Paragon Commercial Corp. (NC)	Bank	1	450,477	1.08
14	Capital Bank Corp. (NC)	Bank	8	339,790	0.82
15	Crescent Financial Corp. (NC)	Bank	6	284,555	0.68
	TOTAL		**679**	**41,643,378**	

MARKET SHARE – NC STATEWIDE

As of 6/30/07:

2007 Rank	Institution	Type	2007 Number of Branches	2007 Total Deposits in Market ($000)	2007 Total Market Share (%)
1	Wachovia Corp. (NC)	Bank	328	81,361,329	39.45
2	Bank of America Corp. (NC)	Bank	198	31,382,146	15.22
3	BB&T Corp. (NC)	Bank	340	27,490,521	13.33
4	First Citizens BancShares Inc. (NC)	Bank	281	9,741,378	4.72
5	Royal Bank of Canada	Bank	184	8,164,772	3.96
6	SunTrust Banks Inc. (GA)	Bank	197	7,654,382	3.71
7	First Charter Corp. (NC)	Bank	60	3,135,549	1.52
8	First Bancorp (NC)	Bank	62	1,629,244	0.79
9	FNB United Corp. (NC)	Bank	44	1,448,532	0.70
10	Fidelity Bancshares (NC) Inc.	Bank	64	1,208,977	0.59
11	South Financial Group Inc. (SC)	Bank	27	1,159,334	0.56
12	Capital Bank Corp. (NC)	Bank	26	1,079,394	0.52
13	Bank of Granite Corp. (NC)	Bank	22	1,022,192	0.50
14	Southern Bancshares (NC)	Bank	55	1,014,947	0.49
15	Southern Community Financial (NC)	Bank	22	1,007,804	0.49
	TOTAL		**1,910**	**178,500,501**	

DEPOSIT INITIATIVES

- Incentive for commercial/retail bankers
- Focused campaigns
- Deposit specialist
- Targeting
- Business banking
- Changing our funding mix

DEPOSIT PORTFOLIO COMPOSITION



$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Total Deposits (in thousands)
64.9%
25.8%
9.3%
59.9%
31.1%
9.0%
60.4%
27.9%
11.7%
54.7%
33.5%
11.8%
54.9%
35.3%
9.8%
42.9%
46.4%
10.7%
2002
2003
2004
2005
2006
2007
(through 9/30)
Non-Interest Bearing (DDAs)
Interest Bearing (Money Mkt, NOW, Savings)
CDs

Non-maturity deposit growth 10.4% through 9/30/07; 56% since 9/30/05

FINANCIAL PROFILE

	(through 9/30) 2007	2006	2005	2004	2003
Total Assets	$1,549	$1,436	$1,288	$1,223	$799
Total Loans	1,158	1,033	869	796	520
Deposits	1,034	1,025	942	846	575
Equity	141	136	135	137	51
Net Income	5.7	4.2*	7.7	8.1	3.6
EPS	0.32	0.24*	0.42	0.45	0.39
Book Value Per Share	8.04	7.83	7.66	7.68	5.65
Tangible Book Value Per Share	5.11	4.87	4.71	4.73	5.65

In Millions of Dollars except per share
** Reflects impact of investment portfolio restructure*

KEY FINANCIAL RATIOS

	2007 (through 9/30)	2006	2005	2004	2003
Net Interest Margin	3.21 %	3.30 %	3.20 %	3.26 %	3.22 %
Net Interest Spread	2.82	2.92	2.86	3.03	3.00
Non Int. Income / Total Rev	18.80	8.28*	16.18	18.73	19.27
ROAA	0.45	0.31*	0.60	0.69	0.51
ROAE	4.92	3.11*	5.67	6.21	7.31
ROTE	7.80	5.05*	9.21	10.13	7.31
Non Int. Exp. / Avg Assets	2.69	2.62*	2.44	2.36	2.63
Efficiency Ratio	76.46	80.64*	71.01	64.86	70.2
LLR/Loans	1.23	1.26	1.36	1.57	1.40
NPAs to Total Assets	0.06	0.25	0.13	0.27	0.13

ASSET QUALITY AND RESERVES

- Lend to established businesses with historical cash flow
- Independent loan review
- NPAs are 0.06% of total assets (as of 9/30/07)
- $14.2 million in ALLL, 1.23% of loans, 6.38x coverage of NPLs

LOAN PORTFOLIO COMPOSITION

As of 9/30/07:


C&I
15.6%
Consumer
1.7%
Construction
23.2%
Residential
Real Estate
17.6%
Commercial
Real Estate
41.9%

Approximately 55% Floating

INVESTMENT PORTFOLIO COMPOSITION

As of 9/30/07:


Corporate/
Other
8.2%
Municipals
4%
Agencies
60.5%
MBS
27%

Total Dollars = Approximately $247 million
Average Yield = 5.05%
% of Assets = 16%

– MARKET PERFORMANCE (Last 12 Months) –



Relative Change
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
10/09/06
10/23/06
11/06/06
11/20/06
12/05/06
12/19/06
01/05/07
01/22/07
02/05/07
02/20/07
03/06/07
03/20/07
04/03/07
04/18/07
05/02/07
05/16/07
05/31/07
06/14/07
06/28/07
07/13/07
07/27/07
08/10/07
08/24/07
09/10/07
09/24/07
10/08/07
SCMF
NASDAQ Bank
SNL Bank
Russell 3000

Southern Community
FINANCIAL CORPORATION

Common Stock: SCMF
www.smallenoughtocare.com

FOCUS AND STRATEGY

- Build out existing markets
- Build our non interest income
  - Expand mortgage operations
  - Build our wealth management division / Annuitized income
- Leverage commercial bank loans and relationships
- Leverage infrastructure and people
- Accretive acquisitions
- Enhance profitability
  - Improve margins
  - Build core deposit base – lower funding costs
  - Increase yields on earning assets
  - Expense control / Efficiency

WHY SOUTHERN COMMUNITY IS DIFFERENT

- Service culture
- Desire and commitment
- Depth and breadth of our services
- Strength of commercial and construction services
- Proven ability to grow revenue, deposits and loans
- Market footprint and position in NC
- Infrastructure
- Soundness
- Our people/culture

Southern Community
FINANCIAL CORPORATION

NASDAQ: SCMF
www.smallenoughtocare.com